Exhibit 99.1

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ASTORIA FINANCIAL CORPORATION

Dividend Growth

CAGR = 26%

$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.067
$0.143
$0.187
$0.267
$0.32
$0.34
$0.407
$0.513
$0.573
$0.667
$0.80
$0.96
$1.04
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007*

* 1Q07 annualized; yielding 3.52% as of January 26, 2007.

4

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ASTORIA FINANCIAL CORPORATION

Cumulative Cash Returned to Shareholders

(In Millions)
$2,400
$1,800
$1,200
$600
$0
Stock Repurchased
Dividends
$110
$159
$57
$102
$368
$106
$262
$501
$155
$346
$846
$210
$636
$1,121
$275
$846
$1,382
$340
$1,042
$1,679
$412
$1,267
$1,941
$493
$1,448
$2,284
$585
$1,699
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
Shares Repurchased:	6.7M	1.0M	12.8M	7.8M	15.5M	10.9M	10.6M	9.1M	6.6M	8.4M
Average Price:	$12.85	$16.31	$12.48	$10.81	$18.70	$19.32	$18.42	$24.82	$27.49	$29.92

5

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ASTORIA FINANCIAL CORPORATION

Stock Performance - Comparative Ten Year Total Return

AF CAGR = 12%
Percent
250
200
150
100
50
0
215%
135%
124%
AF
Dow
S&P 500

Comparative returns from December 31, 1996 – December 31, 2006

6

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ASTORIA FINANCIAL CORPORATION

Focus on Core Business

(In Billions)

Assets — Loans vs. Securities

$16
$12
$8
$4
$10.3
$15.0
$10.8
$5.3
12/31/99 12/31/06
12/31/99 12/31/06

Liabilities — Deposits vs. Borrowings

$14
$13
$12
$11
$10
$9
$8
$7
$6
$9.6
$13.2
$11.5
$6.8
12/31/99 12/31/06
12/31/99 12/31/06

8

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Astoria Financial Corporation

Improving Balance Sheet Quality

At December 31, 1999

Assets

Other
8%
Securities
47%
Loans
45%

Liabilities & Shareholders' Equity

Equity
5%
Other
2%
Borrowings
51%
Deposits
42%

Total Assets: $22,696,536

At December 31, 2006

Assets

Other
6%
Securities
25%
Loans
69%

Liabilities & Shareholders' Equity

Equity
6%
Other
1%
Borrowings
32%
Deposits
61%

Total Assets: 21,554,519

9

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Geographic Composition of 1-4 Family Loan Portfolio

At December 31, 2006

New York
23%
New Jersey
12%
Connecticut
11%
Virginia
10%
Illinois
10%
Maryland
8%
California
7%
Massachusetts
6%
Other < 5%
13%

Total 1-4 Family Loan Portfolio
$10.2 Billion

12

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ASTORIA FINANCIAL CORPORATION

1-4 Family Mortgage Loan Originations

(In Billions)

By Product Type
3/1 ARM
5/1 ARM
Other ARM
Other
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.9B
$4.5B
$5.6B
$3.2B
$3.3B
$2.7B
2001
2002
2003
2004
2005
2006

13

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ASTORIA FINANCIAL CORPORATION

Multifamily/CRE Portfolio Growth

(In Billions)
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Multifamily
CRE
CAGR = 19%
$1.7
$2.3
$3.1
$3.5
$3.9
$4.1
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06

% of total loans	14%	20%	25%	27%	27%	27%

Average loan balance outstanding is < $1 million.

15

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ASTORIA FINANCIAL CORPORATION

Long Island Powerhouse

Banking Offices and Deposit Share Ranking on Long Island

Overall Deposit Share Ranking:

#1- all thrifts, #4- all financial institutions

Queens
Brooklyn
Nassau
Suffolk

19

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ASTORIA FINANCIAL CORPORATION

Core Community Deposits

At December 31, 2006

Money Market: $0.4B
Rate: 0.98%
Savings: $2.1B
Rate: 0.40%
Now/Demand: $1.5B
Rate: 0.06%
*Liquid CDs: $1.4B
Rate: 4.88%
*Retail CDs: $7.8B
Rate: 4.62%

Total - $13.2 Billion

* Note: 58% of the households that have a retail CD or Liquid CD account also have a low cost, checking, savings or money market account relationship.

27

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ASTORIA FINANCIAL CORPORATION

G&A Expense Ratio[1]

2.5
2.0
1.5
1.0
0.5
0.0
Percent
2002
2003
2004
2005
2006*
All U.S. Thrifts
NY Thrifts
AF

* Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended September 30, 2006. AF is for the twelve months ended December 31, 2006.
Source: SNL Financial – Median Ratios

28

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Astoria Financial Corporation

Ownership Profile

December 31, 2006

Retail
8%
ESOP
11%
Officers &
Directors
10%
Institutions
71%

Shares Outstanding: 98,211,827

33

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Astoria Financial Corporation

1-4 Family Delinquency Ratios: AF vs. MBA

Percent
5.50
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
MBA NY conv
MBA US conv
AF

35

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Astoria Financial Corporation

1- 4 Family Mortgage Loan Originations

(In Billions)

By Delivery Channel

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.5B
$5.6B
$3.2B
$3.3B
$2.7B
2002
2003
2004
2005
2006
Retail
Broker
Correspondent

36

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ASTORIA FINANCIAL CORPORATION

Geographic Composition of 1-4 Family Loan Originations

For the twelve months ended December 31, 2006

Illinois 13%
New York 20%
California 11%
Massachusetts 10%
Other <5% 12%
Connecticut 9%
New Jersey 8%
Virginia 8%
Maryland 9%

Total 1-4 Family Originations: $2.7 Billion

Excludes home equity

37

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ASTORIA FINANCIAL CORPORATION

Geographic Composition of Multifamily/CRE Loan Originations

For the twelve months ended December 31, 2006

Maryland
1%
Illinois
3%
Tennessee
3%
Pennsylvania
6%
Florida
12%
New York,
New Jersey,
Connecticut
75%

Total Multifamily/CRE
Originations
$664 Million

38

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[LOGO OF ASTORIA FINANCIAL CORPORATION]

LONG ISLAND’S PREMIER COMMUNITY BANK

www.astoriafederal.com

INVESTOR PRESENTATION
FOURTH QUARTER ENDED
DECEMBER 31, 2006

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management’s experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Corporate Profile	NYSE: AF

•	$21.6 billion in assets

•	$13.2 billion in deposits

•	8.3% deposit market share in Long Island market

	—	Largest thrift depository

•	Insider & ESOP stock ownership: 21%

•	AF’s Corporate Governance Quotient (CGQ) Rating is better than 99.1% of all S&P banks, as ranked by ISS

•	$2.9 billion market cap

•	13 years as a public company – enhancing shareholder value

All figures in this presentation are as of December 31, 2006 and all stock market data is as of January 26, 2007, except as noted.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Dividend Growth

[CHART APPEARS HERE]

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Cumulative Cash Returned to Shareholders

$2.3 billion returned to shareholders in the past 10 years

[CHART APPEARS HERE]

Shares Repurchased:	6.7M	1.0M	12.8M	7.8M	15.5M	10.9M	10.6M	9.1M	6.6M	8.4M

Average Price:	$12.85	$16.31	$12.48	$10.81	$18.70	$19.32	$18.42	$24.82	$27.49	$29.92

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Stock Performance - Comparative Ten Year Total Return

[CHART APPEARS HERE]

Comparative returns from December 31, 1996 – December 31, 2006

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

2006 Financial Highlights

•	Deposits increased $414 million, or 3%, to $13.2 billion

•	Loan portfolio increased $579 million, or 4%, to $15.0 billion

	—	One-to-four family loan portfolio increased $456 million, or 5%, to $10.2 billion

	—	Multifamily/Commercial Real Estate loan portfolio increased $185 million, or 5% , to $4.1 billion, or 27% of total loans

•	Securities portfolio decreased $1.2 billion, or 19%, to $5.3 billion

•	Borrowings decreased $1.1 billion, or 14%, to $6.8 billion

•	Repurchased 8.4 million shares

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Focus on Core Business

(In Billions)

Assets

[CHART APPEARS HERE]

Liabilities

[CHART APPEARS HERE]

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Improving Balance Sheet Quality

At December 31, 1999
Assets

[CHART APPEARS HERE]

Liabilities & Shareholders’ Equity

[CHART APPEARS HERE]

At December 31, 2006
Assets

[CHART APPEARS HERE]

Liabilities & Shareholders’ Equity

[CHART APPEARS HERE]

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

A Simple Formula for Enhancing Shareholder Value

MORTGAGE LENDING
•	Portfolio lender, not a mtge. banker

•	1-4 Family, Multi-Family and Commercial R.E. expertise

•	Superior asset quality

RETAIL BANKING
•	Premier community bank on Long Island

•	Dominant deposit market share

•	#1 thrift depository in core market

EFFICIENCY

SOLID RETURNS

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

1-4 Family Mortgage Lending

•	Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio

	—	Minimizes interest rate risk

•	Multiple delivery channels provide flexibility & efficiency

	—	Retail*

	—	Commissioned brokers covering 26 states*

	—	Third party originators – correspondents covering 43 states*

•	Secondary marketing capability

	—	Sale of 15 year and 30 year fixed rate loans reduces interest rate risk

•	Geographically diversified portfolio

	—	Reduces lending concentrations

*	All loans underwritten to Astoria’s stringent standards. Broker and correspondent networks also include D.C.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Geographic Composition of 1-4 Family Loan Portfolio

At December 31, 2006

[CHART APPEARS HERE]

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

1-4 Family Mortgage Loan Originations

(In Billions)

By Product Type

[CHART APPEARS HERE]

Net portfolio growth:	+$254.7 M	($895.7)M	($238.3)M	+$83.7 M	+$703.2 M	+$456.2 M

Weighted Avg. Portfolio Coupon at Period End	7.01%	6.33%	5.26%	5.05%	5.19%	5.48%

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Multifamily/Commercial Real Estate Lending

•	Solid and growing Multifamily/CRE portfolio

	•	$4.1 billion in portfolio

		—	Weighted Average Coupon at December 31, 2006: 5.84%

	•	Conservative underwriting

		—	Weighted average LTV < 65%

	•	Average loan in portfolio < $1 million

	•	Approximately 85% of multifamily portfolio is subject to rent control or rent stabilization

	•	5% growth in 2006

Note: LTV is based on current principal balances and original appraised values.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Multifamily/CRE Portfolio Growth

(In Billions)

[CHART APPEARS HERE]

% of total loans	14%	20%	25%	27%	27%	27%

Average loan balance outstanding is < $1 million.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Asset Quality Focus

•	Limited credit risk

	•	Conservative underwriting, top quality loans, low LTVs

	•	No sub-prime or payment option ARM lending

•	Strong reserves

	•	Non-performing assets: 0.28% of total assets

	•	Allowance for loan losses/non-performing loans: 135%

•	Top quality MBS portfolio

	•	Primarily GSE, agency or ‘AAA’ rated

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Interest Rate Risk Management

•	One year gap: -21.06%

•	Key balance sheet components

	•	Short-term hybrid adjustable-rate mortgage loan portfolio

	•	Short weighted average life MBS portfolio

Offset by:

	•	Large, low-cost checking, savings and money market deposit base – provides natural hedge against rising rates

	•	Longer-term CDs

—

Over the past twelve months, $1.2 billion of non-callable CDs with maturities of 18 months or greater were issued or repriced with a weighted average rate of 5.02% and a weighted average original maturity of 27 months

	•	Borrowings – as needed

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Leading Retail Banking Franchise

•	$13.2 billion in deposits, 86 banking office network

	—	Serving the Long Island market since 1888

•	Low cost/stable source of funds – average cost: 3.34%*

•	$12.4 billion, or 92%, of total deposits emanate from within 5 miles of a branch

•	Banking offices with high average deposits contribute to efficiency

	—	Long Island Offices (83) – Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) – Average Deposits of $153 Million

	—	Westchester Offices (3) – Average Deposits of $175 Million

•	Alternative delivery channels

	—	ATM’s, telephone and Internet banking

*	Average cost for the quarter ended December 31, 2006.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Long Island Powerhouse

Banking Offices and Deposit Share Ranking on Long Island

[CHART APPEARS HERE]

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Well Positioned in Each of Our Key Markets

Deposits

	Nassau
($ in millions)
Institution	Total	Share	Branches

1. Chase	$8,217	17%	82
2. Capital One/North Fork	6,479	13	59
3. Citigroup	6,045	12	54
4. NY Community	5,506	11	38
5. Astoria	4,942	10	29
Total	$49,243		468

Median household income: $90,227

	Suffolk
($ in millions)
Institution	Total	Share	Branches

1. Capital One/North Fork	$8,796	26%	63
2. Chase	6,474	19	80
3. Astoria	3,070	9	25
4. WaMu	2,643	8	36
5. Citigroup	2,446	7	28
Total	$33,690		418

Median household income: $81,248

	Queens
($ in millions)
Institution	Total	Share	Branches

1. Chase	$7,200	19%	65
2. Capital One/North Fork	4,723	13	51
3. Citigroup	4,609	12	29
4. Astoria	3,158	8	17
5. NY Community	2,882	8	39
Total	$37,527		396

Median household income: $53,531

	Brooklyn
($ in millions)
Institution	Total	Share	Branches

1. Chase	$6,736	21%	44
2. Citigroup	3,793	12	25
3. Sovereign	3,659	11	21
4. WaMu	3,531	11	29
5. HSBC	3,512	11	27
Astoria (#7)	1,616	5	12
Total	$32,800		292

Median household income: $40,311

U.S. Median HHI: $51,546 / NY State Median HHI: $54,403

Source: FDIC Summary of Deposits, SNL Financial. Data as of June 30, 2006. Includes completed transactions.

*	Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not utilize broker or municipal deposits.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Strong Position in Core Market

Brooklyn, Queens, Nassau and Suffolk

The combined population of these four counties (7.6 million) exceeds the population of 38 individual U.S. states

(Dollars in millions) Institution	Deposits	June 06/05 Growth	Market Share	Branches	Average Deposits

1. Chase	$28,626	$1,170	18.7%	271	$106
2. Capital One/North Fork	22,766	(1,723)	14.9	201	113
3. Citibank	16,894	527	11.0	136	124
4. ASTORIA*	12,786	453	8.3	83	154
5. Washington Mutual	10,970	257	7.2	127	86
6. NY Community	10,665	326	7.0	121	88
7. HSBC	9,865	476	6.4	93	106
8. Sovereign	5,178	476	3.4	38	136
9. Bank of America	5,037	(436)	3.3	112	45
10. Commerce	4,957	1,923	3.2	48	103

Total –Top 10	$127,744	$3,449	83.4%	1,230	104
Total - Core Market	$153,259	$5,214		1,574	97

*	Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not utilize broker or municipal deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2006.  Includes pending transactions.

 [LOGO OF ASTORIA FINANCIAL CORPORATION]

Market Share Trend –1999 -2006

Brooklyn, Queens, Nassau and Suffolk

(Dollars in millions) Institution	June 2006 Deposits	June 99-06 $ Growth %		June 2006 Market Share	June 99-06 Market Share Gain/Loss	June 99-06 Change in # of Branches

1. Chase	$28,626	$9,696	51.2%	18.7%	1.7%	- 9
2. Capital One/North Fork	22,766	5,389	31.0	14.9	(0.7)	+ 6
3. Commerce	4,957	4,957		3.2	3.2	+ 48
4. ASTORIA*	12,786	3,592	39.1	8.3	0.0	- 1
5. Citibank	16,894	3,053	22.1	11.0	(1.4)	- 21
6. NY Community	10,665	2,623	32.6	7.0	(0.2)	+ 21
7. Sovereign	5,178	2,003	63.1	3.4	0.5	+ 9
8. Washington Mutual	10,970	1,780	19.4	7.2	(1.1)	+ 49
9. HSBC	9,865	1,334	15.6	6.4	(1.3)	- 7
10. Bank of America	5,037	(2,901)	(36.5)	3.3	(3.8)	- 12

Total - Top 10	$127,744	$31,526	32.8%	83.4%	(3.1)	+ 83
Total - Core Market	$153,259	$41,916	37.6%	100.0%		+190

*	Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not utilize broker or municipal deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2006.  Includes pending transactions.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Retail Banking

•	Acquisition with organic growth vs. de-novo branching

•	Differentiation from competition

	–	Maintain pricing discipline

	–	Pro-active sales culture

	–	Focus on customer service

	–	Strong support of local community-based organizations and activities

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Sales – PEAK Process

Performance based on Enthusiasm, Actions and Knowledge

•	A “needs” based approach to sales rather than “product” based approach

•	Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network

•	Incentives for strong performance, both individual and team

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Customer Satisfaction

Key Findings: Favorably Positioned Against Competitors

•	71% of Astoria customers are highly satisfied

•	71% of Astoria customers are highly likely to recommend Astoria to friend/family member

•	Astoria customers are 22% more likely to net increase their deposit relationship than are competitor customers.

•	Satisfaction with the branch is by far the strongest driver of overall satisfaction – 86% of Astoria customers are highly satisfied with quality of branch service

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Community Involvement

Key Initiatives

•	Education First

	—	Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live

•	Neighborhood Outreach

	—	Supports local organizations that enrich the communities within our market area

	—	Nearly 1000 community-based organizations supported annually

•	Results/Recognition

	—	Five consecutive “Outstanding”Community Reinvestment Act ratings by OTS

Astoria Federal:  An integral part of the fabric of the communities we serve

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Core Community Deposits

At December 31, 2006

[CHART APPEARS HERE]

[LOGO OF ASTORIA FINANCIAL CORPORATION]

G&A Expense Ratio(1)

[CHART APPEARS HERE]

Source: SNL Financial – Median Ratios

(1)	G&A expense ratio represents general and administrative expense divided by average assets.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Goodwill Claims - Update

•	One of the industry’s largest goodwill litigation claims

	–	$785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million)

	–	$635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million)

•	U.S. Court of Federal Claims awarded AF damages of $436 million on September 15, 2005 in the LISB case

	–	Appeal filed by the government

	–	Oral arguments completed in October 2006

	–	Timing and outcome of appellate decision unpredictable

•	U.S. Court of Federal Claims scheduled April 19, 2007 as the commencement of trial for the Fidelity NY claim

[LOGO OF ASTORIA FINANCIAL CORPORATION]

2007 Outlook

Challenges

•	Flat to inverted yield curve

	•	Margin stability: maintain at similar levels to 4Q06

Strategies

•	Remain focused

	•	Grow loans and deposits

		—	Maintain credit standards

		—	Maintain pricing discipline

	•	Reduce Securities

•	Maintain superior operating efficiency

•	Continue buying back AF stock

Objective: Produce solid returns

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Investment Merits

•	Strong balance sheet – superior asset quality

•	Attractive banking franchise

• Dominant deposit market share in core market

•	Superior operating efficiency

•	Well capitalized

•	Proactive Capital Management

• Stock repurchase program in place

• 26% compounded annual growth in dividend*

• Over $2.3 billion returned to shareholders in the past 10 years

*	CAGR from 1995, commencement of quarterly dividend, to 1Q07 annualized

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AF: A Record of Enhancing Shareholder Value

Addendum

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Ownership Profile

December 31, 2006

[CHART APPEARS HERE]

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Acquisition History

Year	Thrift	# Branches	Assets

			(in millions)
1973	Metropolitan Federal	2	$50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal	1	25
1987	Oneonta Federal	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York	18	1,800
1997	The Greater NY Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600

	Total	86	$11,590

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1-4 Family Delinquency Ratios: AF vs. MBA

[CHART APPEARS HERE]

Source:  MBA National Delinquency Survey. Beginning with 3Q02, MBA statistics for conventional loans excludes sub-prime loans.

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1-4 Family Mortgage Loan Originations

(In Billions)

By Delivery Channel

[CHART APPEARS HERE]

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Geographic Composition of 1- 4 Family Loan Originations

For the twelve months ended December 31, 2006

[CHART APPEARS HERE]

Excludes home equity

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Geographic Composition of Multifamily/CRE Loan Originations

For the twelve months ended December 31, 2006

[CHART APPEARS HERE]

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Interest Rate Risk Management

	CDs Issued or Repriced*	Weighted Average Rate	Weighted Average Original Term

1Q06	$331.8 Million	4.73%	23 months
2Q06	$384.0 Million	5.07%	31 months
3Q06	$268.9 Million	5.27%	34 months
4Q06	$211.6 Million	5.08%	20 months

TOTAL	$1.2 Billion	5.02%	27 months

* Non-callable CDs issued or repriced during the period with an original maturity of 18 months or greater

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Glossary

GAAP	–	Generally Accepted Accounting Principles

CAGR	–	Compounded Annual Growth Rate

MBS	–	Mortgage-Backed Securities

CRE	–	Commercial Real Estate

LTV	–	Loan-To-Value ratio

GSE	–	Government Sponsored Enterprise

ESOP	–	Employee Stock Ownership Plan

ARM	–	Adjustable Rate Mortgage

OTS	–	Office of Thrift Supervision

ISS	–	Institutional Shareholder Services

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LONG ISLAND’S PREMIER COMMUNITY BANK

www.astoriafederal.com